Exhibit 10.136
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SETTLEMENT AGREEMENT AND MUTUAL RELEASE
THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE (“Agreement”) is entered into and effective as of this 31st day of October, 2012 (the “Effective Date”) by and between Ligand Pharmaceuticals Incorporated, for and on behalf of itself and for and on behalf of its shareholders, officers, employees, agents and attorneys, and each of them (“Ligand”) and Chiva Pharmaceuticals, Inc., for and on behalf of itself and for and on behalf of its shareholders, officers, employees, agents and attorneys, and each of them (“Chiva”) (collectively, the “Parties” and individually, “Party”).
RECITALS
WHEREAS
A     Ligand is a pharmaceutical corporation organized under the laws of Delaware and having a place of business at 11119 North Torrey Pines Road, Suite 200, La Jolla, CA 92037.
B.     Chiva is a pharmaceutical corporation organized under the laws of the Cayman Islands whose registered office is situated at Scotia Centre, 4th Floor, P.O. Box, 2804, George Town, Grand Cayman KY1-1112, Cayman Islands.
C.     Ligand and Chiva entered into that certain License Agreement dated October 7, 2011, as amended pursuant to the First Amendment to License Agreement dated December 23, 2011, pursuant to which Ligand licensed to Chiva certain of Ligand’s patents and know-how (“Fablyn License Agreement”).
D.    Ligand and Chiva entered into that certain License Agreement effective as of January 6, 2011, as amended pursuant to the First Amendment to License Agreement dated August 31, 2011, as further amended pursuant to the Second Amendment to License Agreement dated December 23, 2011 (the “HepDirect License Agreement”)
E.    A dispute arose between the Parties regarding [***] under the terms of the Fablyn License Agreement, and [***] under the terms of the HepDirect License Agreement.
F.    Ligand initiated an arbitration against Chiva with the American Arbitration Association titled Ligand Pharmaceuticals Incorporated v. Chiva Pharmaceuticals, Inc., Case No. 50 122 T 00644 12 (the “Arbitration”).
G.     The Parties to this Agreement, without acknowledging the validity of any claims, causes of action or allegations in the Arbitration, or any fault, liability or wrongdoing of any kind, wish to compromise, settle and discharge all claims, controversies, demands, actions or causes of action that each Party has or may have against the other Party in connection with the Fablyn License Agreement and the HepDirect License Agreement, including, but not limited to, the disputes that are the subject matter of the Arbitration.
NOW, THEREFORE, in consideration of the mutual promises, covenants, and conditions herein contained, and intending to be legally bound, the Parties hereby agree to the following terms and agree to perform any and all acts necessary, including signing necessary documents, to implement the following agreement:

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Exhibit 10.136

AGREEMENT
1.    Payment to Ligand
Upon execution of this Agreement by the Parties, Chiva shall pay to Ligand the amount of ninety-six thousand, one hundred eleven U.S. dollars and eighty cents ($96,111.80) as a full and final settlement of all monies due to or claimed by Ligand under the Fablyn License Agreement (the “Settlement Amount”). The Settlement Amount shall be paid by Chiva to Ligand in the form of a wire transfer to Ligand payable to such bank account as Ligand has previously communicated to Chiva. The Settlement Amount shall be paid to Ligand within three (3) business days of the execution of this Agreement by both Parties. If Chiva fails to pay the Settlement Amount within three (3) business days of the execution of this Agreement, then this Agreement and the Amended and Restated License Agreement (as defined in Section 3 of this Agreement) shall automatically terminate without ever having taken effect..
2.    Termination of the Fablyn License Agreement and Return of Product Assets
(a)    As used in this Section 2, “Product” means that pharmaceutical product known as “Fablyn” (lasofoxifene tartrate as identified in Exhibit A).
(b)    Upon Ligand’s receipt from Chiva of: (1) the Settlement Amount; (2) both this Agreement and the Amended and Restated License Agreement in both cases validly executed by Chiva; and (3) the Product Assets, the Fablyn License Agreement (a copy of which is attached hereto as Exhibit B) shall terminate and have no further force and effect; provided, however, the provisions of Article 6 shall survive for a period of [***]. As of the Effective Date, Ligand acknowledges receipt of all material Product Assets known to it pursuant to Sections 2(d) and 2(e) herein.
(c)    Chiva hereby assigns and transfers to Ligand all of Chiva’s (and any of its Affiliates’ (as defined in the Fablyn License Agreement)) right, title and interest in and to all “Product Assets.” For purposes of this Agreement, “Product Assets” shall mean those tangible or intangible assets critical or necessary for the making, using, selling, offering to sell, exporting or importing of Product worldwide, including (i) Patents licensed to Chiva and its Affiliates under the Fablyn License Agreement (“Fablyn Patents”) (a list of which is attached hereto as Exhibit C); (ii) Regulatory Documentation (as defined in the Fablyn License Agreement); (iii) Regulatory Approvals (as defined in the Fablyn License Agreement) that exist as of the Effective Date (a list of which is attached hereto as Exhibit D); (iv) Know-How (as defined in the Fablyn License Agreement) licensed to Chiva and its Affiliates as of the Effective Date that is (A) critical or necessary in connection with the making, using, selling, offering to sell, exporting and importing of Product worldwide and (B) not included in the Fablyn Patents (“Fablyn Know-How”); (v) commitments, contracts, purchase orders, leases or other agreements, whether written or oral, related to the Product (collectively, “Product Agreements”); (vi) inventory owned as of the Effective Date by Chiva of Product or works in progress or materials used in manufacture of Product, whether held at a location or facility of Chiva (or of any other person on behalf of Chiva) or in transit to or from Chiva (or any such other person), including active pharmaceutical ingredient (collectively, “Materials”); (vii) files, documents, instruments, papers, books and records owned by Chiva or any of its Affiliates relating to the Products or that are critical or necessary for the clinical development, use or manufacture of the Products, including all such files, documents, instruments, papers, books and records related to the Fablyn Patents and Fablyn Know-How (“Books and

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Exhibit 10.136

Records”); (ix) toxicology, pre-clinical, clinical, regulatory and manufacturing information and data and technology, and all submissions and correspondence with or to any governmental or regulatory authority worldwide regarding Product and the manufacturing, packaging or release of Product, including all validation data and documentation supporting the process of manufacturing Product, in any form whatsoever including notebooks (“Product Data”); and (x) rights, privileges, claims and causes of action (regardless of whether or not such claims or causes of action have been asserted by Chiva) arising out of or relating to the ownership, performance or use of the Product Assets. For clarity, the Product Assets shall include any and all such materials, documents and other information transferred by Ligand to Chiva in connection with the execution and performance under the Fablyn License Agreement as well as any and all Product Assets developed or acquired by Chiva since the effective date of the Fablyn License Agreement.
(d)    Ligand acknowledges that it has copies of all Product Assets it provided to Chiva and that Chiva previously provided to it in connection with the execution and performance under the Fablyn License Agreement, that it did not provide any Product, intermediates or other inventory for making Product to Chiva, and that Chiva is not obligated to provide to Ligand copies of any Product Assets that are already in Ligand’s possession. In particular, Ligand acknowledges receiving on or before the Effective Date, a copy of [***].
(e)    Chiva represents and warrants to Ligand that, as of the Effective Date, there are [***]. Chiva acknowledges that [***].

(f)    Chiva shall execute and cause to be delivered to Ligand such instruments and other documents, and shall take such other actions, as Ligand shall reasonably request (prior to, at or within 5 days after the execution of this Agreement) for the purpose of carrying out or evidencing any of the transactions contemplated by Section 2 of this Agreement. In furtherance of the foregoing, Chiva agrees that if, after the execution of this Agreement, Chiva holds assets, properties or rights which by the terms hereof were to be assigned and transferred to Ligand, Chiva shall, at its reasonable expense, promptly assign and transfer or cause to be assigned and transferred such assets, properties and rights to Ligand, and Ligand and Chiva agree that Chiva will hold such assets, properties and rights as trustee of Ligand and all income and risk of loss of the transferred assets, properties and rights shall be for the account of Ligand.

(g)    The Product Assets collectively constitute all of the properties, rights, interests and other tangible and intangible assets owned or controlled by Chiva that are critical or necessary to reasonably enable Ligand, following the Effective Date, to continue the clinical development of Products. Chiva has good and marketable title to all of the Product Assets. To the Parties’ knowledge, Exhibits C and D attached hereto are true, complete and correct as of the Effective Date.

(h)    Chiva acknowledges and agrees that all amounts paid prior to the Effective Date by Chiva to Ligand pursuant to the terms of the Fablyn License Agreement were non-refundable and non-creditable and Ligand shall retain all such amounts.
(i)    Ligand acknowledges and agrees that all amounts payable (past, present or future due) on the Effective Date by Chiva to Ligand pursuant to the terms of the Fablyn License Agreement, and all rights thereto and benefits thereof, shall be absolutely waived by Ligand and Ligand shall have no further claim or right to claim against Chiva for such amounts or any part thereof, except as provided in this Agreement with respect to the Settlement Amount.

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

3.    Execution of the Amended and Restated HepDirect License Agreement
Simultaneous with the execution of this Agreement, the Parties shall execute and deliver the Amended and Restated License Agreement (“Amended and Restated License Agreement”), attached hereto as Exhibit E, which amends and restates the HepDirect License Agreement.
4.    Dismissal of the Arbitration
Upon Ligand’s receipt from Chiva of: (1) the Settlement Amount; (2) both this Agreement and the Amended and Restated License Agreement in both cases validly executed by Chiva; and (3) the Product Assets, Ligand [***], dismiss the Arbitration now pending before the American Arbitration Association initiated by Ligand. Said dismissal shall be on terms that require that each Party [***]. Ligand shall promptly provide to Chiva proof of the dismissal of the Arbitration.
5.    Mutual Release of Claims
(a)    As used in this Clause, “Related Persons and Entities” in connection with a Party means any and all past, present, and future parents, subsidiaries, affiliates, partners, owners, joint venturers, stockholders, predecessors, successors, officers, members, directors, administrators, employees, agents, representatives, consultants, attorneys, insurers, heirs, executors, assignors or assignees, retirement plans (and/or their trustees) of that Party and any other person, firm, or corporation with whom that Party is now or may hereinafter be affiliated, and any of them.

(b)    Each Party and its Related Persons and Entities hereby fully and forever, knowingly, voluntarily, and irrevocably releases, acquits, discharges, and promises not to sue the other Party and its Related Persons and Entities, from, without limitation, any and all claims, demands, damages, obligations, losses, causes of action, costs, expenses, attorneys’ fees, judgments, liabilities, duties, debts, liens, accounts, obligations, contracts/agreements, promises, representations, actions, and causes of action, other proceedings and indemnities of any nature whatsoever arising from or in any way related to the Fablyn License Agreement and the HepDirect License Agreement and any and all claims made by that Party in the Arbitration (including but not limited to any and all fees and costs related thereto), whether accrued or contingent, secured or unsecured, negligent or intentional, known or unknown, suspected or unsuspected, and whether based on law, equity, contract, tort, statute, or other legal or equitable theory of recovery, whether mature or to mature in the future, which from the beginning of time of the world to the Effective Date of this Agreement, each Party and its Related Persons and Entities had, now have, or claims to have against the other Party and its Related Persons and Entities, or any other person or entity described above.

(c)    The Parties acknowledge that each of them may later discover material facts in addition to, or different from, those which they now know or believe to be true. The Parties further acknowledge that there may be future events, circumstances or occurrences materially different from those each knows or believes likely to occur. It is the intention of each of the Parties hereto to fully, finally and forever settle and generally release all claims, disputes and differences occurring prior to the Effective Date of this Agreement. The general releases provided in this Agreement shall remain in full effect notwithstanding the discovery or existence of any such additional or different facts or occurrence of any such future events, circumstances or conditions.

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Exhibit 10.136

6.    No Admission of Liability

This Agreement and its terms, including, but not limited to, the Mutual Release above, and the execution of this Agreement, shall not be construed as an admission of liability or fault by either of the Parties.

7.    Each Party to Bear Its Own Cost
Each of the Parties shall, at its own cost, execute all such documents and take such steps and do all such acts or things as may be required for the purpose of giving effect to the provisions of this Agreement. Each Party will bear its own respective legal and other costs, including the costs of Arbitration, negotiations and execution of this Agreement.
8.    General Release: California Civil Code Section 1542 Waiver
Each Party and its Related Persons and Entities hereby expressly waives the benefit of any statute or rule of law that, if applied to this Agreement would otherwise exclude from its binding effect any claims not known by it to exist which arose prior to the signing of this Agreement. The Parties acknowledge that they have read and fully understand the provisions of California Civil Code section 1542, which provides as follows:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.
The Parties, being aware of said Code Section, hereby each expressly waive, on behalf of themselves and their affiliates, any rights and benefits that they may have under section 1542 of the Civil Code to the full extent that they may lawfully waive such rights and benefits, and shall waive any rights and benefits they may have under any other statutes or common law principles of similar effect.
9.    Entire Agreement
All prior or contemporaneous understandings or agreements between the Parties as they relate to the Arbitration are merged into this Agreement, and this Agreement, including the Exhibits attached hereto, expresses the agreement of the Parties. This Agreement may be modified only in writing, signed by all the Parties hereto, or all the Parties affected by any such modification, and no term or provision may be waived except by such writing. The Parties have been represented by counsel in connection with the preparation of this Agreement.
10.    Joint Efforts
This Agreement was drafted through the joint efforts of the Parties through counsel, and shall not be read for or against any Party to this Agreement on that account.
11.    Benefit of Agreement

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Exhibit 10.136

This Agreement shall be binding upon and inure to the benefit of the Parties, and each of them, their predecessors, successors, assigns, personal representatives, agents, directors, members, officers and employees.
12.    Notices
All notices or demands of any kind that any Party is required to or desires to give in connection with this Agreement shall be in writing and shall be deemed to be delivered by facsimile or PDF and by mailing the notice or demand via courier, Federal Express or certified mail, postage prepaid, and addressed to the other Parties as follows:

A.    If to Ligand:
Ligand Pharmaceuticals Incorporated
11119 North Torrey Pines Road, Suite 200
La Jolla, CA 92037
Attention: Charles Berkman, Esq., General Counsel
Facsimile: (858) 550-7272

With a copy to:
Faye H. Russell, Esq.
Jake Ryan, Esq.
Counsel for Ligand Pharmaceuticals Incorporated
Latham & Watkins LLP
12636 High Bluff Dr., Suite 400
San Diego, CA 92130
Facsimile: (858) 523-5450

B.    If to Chiva:

Chiva Pharmaceuticals, Inc.
c/o 22nd Floor, Hang Lung Centre,
2-20 Paterson Street, Causeway Bay,
Hong Kong
Attention: Legal Counsel
Facsimile: (852) 2577 3509

With a copy to:
Joseph P. Meara, Esq.
Mark A. Kassel, Esq.
Counsel for Chiva Pharmaceuticals, Inc.
Foley & Lardner LLP
150 East Gilman St.
Madison, WI 53703
Facsimile: (608) 258-4258

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Exhibit 10.136

13.    Severability

If any portion, provision, or part of this Agreement is held, determined, or adjudicated to be invalid, unenforceable, or void for any reason whatsoever, each such portion, provision, or part of this Agreement shall be severed from the remaining portions, provisions, or parts of this Agreement and shall not affect the validity or enforceability of such remaining portions, provisions or parts.

14.    Arbitration of Disputes

All disputes arising out of or in connection with this Agreement shall be settled by arbitration according to the Commercial Arbitration Rules and Supplementary Procedures for Large Complex Disputes of the American Arbitration Association (“Rules”) by one arbitrator in accordance with said Rules. The seat of arbitration shall be San Diego, California. The procedural law of this place shall apply where the Rules are silent. The arbitration proceedings shall be conducted in English.

15.    Choice of Law

This Agreement shall be construed according to the laws of the State of California, U.S.A., without regard to its conflict of laws principles.
16.    Attorneys’ Fees
If any arbitration, legal action or other proceeding is brought by any of the Parties hereto to enforce this Agreement or to recover damages or equitable relief for a breach or threatened breach thereof, the prevailing party shall recover its costs, expert witness fees, consulting fees and reasonable attorneys’ fees incurred in such arbitration, action or proceeding, which amount shall be determined by the arbitration tribunal or court, as it may be.
17.    Place of Contracting
In any arbitration, action or other proceeding relating to this Agreement, the Agreement shall be deemed to have been entered into in San Diego, California notwithstanding where the Agreement was executed.
18.    Headings
The headings of the paragraphs of this Agreement are for convenience only and shall not affect the construction or interpretation of any of its provisions.

19.    Warranties and Representations. Ligand and Chiva each represent and warrant to the other that, as of the Effective Date:
(a)    it is a corporation or entity duly organized and validly existing under the laws of the jurisdiction in which it is incorporated;
(b)    it has full corporate or institutional power and authority, and has obtained all approvals, permits and consents necessary, to enter into this Agreement and to perform its obligations hereunder;

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Exhibit 10.136

(c)    this Agreement is legally binding upon it and enforceable in accordance with its terms;
(d)    the execution, delivery and performance of this Agreement does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any governmental or regulatory authority having jurisdiction over it;
(e)    it has not assigned or transferred to any person not a party hereto any claim or other released matter, or any part or portion thereof; and
(f)    they have not relied upon any representations by any other Party or their respective directors, members, agents, employees, representatives, or attorneys, concerning the terms or effects of this Agreement other than those expressly contained in this Agreement.

20.    Publicity.
(a)    Characterization of Settlement. Chiva and Ligand each agree that in characterizing or describing the settlement and resolution of said legal action or the terms and conditions of this Agreement, neither Party will make any statements that it has been successful, attained a victory, or prevailed in the Arbitration.
(b)    Press Release; SEC Filings. Ligand may, within [***], issue a press release in the form to be proposed by Ligand and subject to Chiva’s prior written approval, not to be unreasonably withheld. In the event Chiva does not provide its written approval within [***], Ligand may issue a press release in furtherance of its disclosure obligations as a publicly traded company. The parties acknowledge that Ligand is obligated to file a Current Report on Form 8-K in connection with the execution of this Agreement and will be obligated to file this Agreement with the Securities and Exchange Commission.
(c)    Confidentiality. Save for the disclosure obligations under Section 20(b) above, the Parties agree not to disclose the terms and content of this Agreement to any third party.

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Exhibit 10.136

IN WITNESS WHEREOF, the Parties hereto have duly executed this Settlement Agreement and Mutual Release in counterparts through their duly authorized representatives.

LIGAND PHARMACEUTICALS, INC.

(“Ligand”)

By:    /s/ Charles Berkman

Name:    Charles Berkman

Title:    VP, General Counsel & Secretary

CHIVA PHARMACEUTICALS, INC.

(“Chiva”)

By:    /s/ Carolyn Jin

Name:    Carolyn Jin

Title:    Acting Chief Executive Officer

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A
Fablyn

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Exhibit 10.136

Exhibit B
Fablyn License Agreement

[See Exhibit 10.6 of Ligand’s Quarterly Report on Form 10-Q
for the period ended September 30, 2011]

Exhibit 10.136

Exhibit C
Fablyn Patents

Exhibit 10.136

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Exhibit 10.136

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Exhibit 10.136

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]			[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]
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[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]			[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

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[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]			[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]			[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]			[***]	[***]	[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.136

Exhibit D
Regulatory Approvals

[***]

∗∗∗ Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.